Exhibit 10.32

KADAK Products Ltd.	Software License Agreement

All KADAK Products Ltd. (“KADAK”) software products (the “Product”) are licensed to the customer (“you”) upon the following

A.	TERMS AND CONDITIONS
1.	KADAK grants you, upon payment of all applicable Product license fees, a non-exclusive license to use the Product in the manner allowed under the terms of this license. This license is non-transferable except as specifically provided.
2.	You acknowledge that KADAK and/or its licensors must protect its/their ownership of the Product including copyright and trade secret and that you will ensure that all such rights in the Product are protected and remain with KADAK and/or its licensors.

B.	DEFINITIONS
1.	TARGET is a computer which is a member of the Product’s target class and for which the applicable target class fee has been paid.
2.	DOCUMENTATION consists of all manuals and other materials which are provided as part of the Product to guide you in the use of the Product. The media of presentation is not relevant to the definition.
3.	EXECUTABLE CODE is any representation of the Product that can be directly executed by the instruction set of a TARGET or be copied into the memory of a TARGET and be directly executed. The storage or transmission media is not relevant to the definition and includes, but is not limited to, files on magnetic media, read-only memory contents and random access memory contents.
4.	SOURCE CODE is any representation of the Product that is suitable for input to, or is produced as a listing output of, an assembler, source translator, disassembler, interpreter or compiler, either directly or indirectly. The storage or transmission media is not relevant to the definition and includes, but is not limited to, files on magnetic media and listings printed on paper.
5.	OBJECT CODE is any representation of the Product intermediate between SOURCE CODE and EXECUTABLE CODE. This includes, but is not limited to, object code files and object code libraries on any media.
6.	UTILITY PROGRAM is any Program or portion of a Program provided to you as part of the Product to assist you in the development of any application or work incorporating the Product. A UTILITY PROGRAM may be provided as SOURCE CODE, OBJECT CODE or EXECUTABLE CODE on any media and will remain a UTILITY PROGRAM whether modified or unmodified or merged, in whole or in part, with other material.
7.	DEVELOPED PRODUCT is any application or work (regardless of form) which incorporates the Product as EXECUTABLE CODE as permitted by this agreement.
8.	WORK STATION is a single computer system on which you will do software development in the creation of your DEVELOPED PRODUCT.
9.	SITE is the single designated place of business where the Product will be used by you in the development of your application. The licensed SITE is limited to a single building. KADAK has the sole discretion to determine, in accordance with this definition, the area of operations which constitutes a SITE.

C.	You may:
1.	Use any representation of the Product at your SITE. You may use the Product for a limited time at an ancillary location by paying the applicable fee.
2.	Use any representation of the Product on each WORK STATION for which the applicable fee has been paid.
3.	Copy the Product for backup or archival purposes and to support your own use of the Product.
4.	Merge the Product, whether modified or unmodified, with other material to create another work, agreeing that any portion of the Product, modified or unmodified or merged, remains subject to the terms of this license.
5.	Incorporate EXECUTABLE CODE (not SOURCE CODE or OBJECT CODE or UTILITY PROGRAMs or DOCUMENTATION) into your DEVELOPED PRODUCT.
6.	Distribute only your DEVELOPED PRODUCT for which the applicable fee has been paid.
7.	Extend this license to include more than one SITE by paying the full Product license fee for each additional designated SITE.
8.	With KADAK’s prior written consent, not to be unreasonably withheld, change the licensed SITE.
9.	With KADAK’s prior written consent, not to be unreasonably withheld, assign this license to a third party.

D.	You must:
1.	Reproduce and include the KADAK copyright notice on all copies of the Product, regardless of the media, whether modified or unmodified or merged, in whole or in part, with other material. If the Product is embedded in media, such as read only memory, which precludes visible copyright notice reproduction, this requirement will be deemed met if the copyright notice embedded in the Product by KADAK remains embedded in the Product in the media.
2.	Upon termination of this license, certify in writing that you have destroyed all copies of the Product, in any form, excluding DEVELOPED PRODUCT already distributed within the terms of this license.
3.	Upon assignment of this license to a third party, complete and deliver to KADAK a copy of the KADAK Software License Assignment form wherein the third party agrees to be subject to and bound by the terms of this license and you certify that you have transferred to the third party all copies of the Product, in any form, excluding DEVELOPED PRODUCT already distributed within the terms of this license.

E.	You must NOT:
1.	Provide or otherwise make available to another party, any SOURCE CODE or OBJECT CODE or UTILITY PROGRAM or DOCUMENTATION (whether modified or unmodified or merged with other material) which forms part of the Product. Where such disclosure is necessary, for whatever reasons, the third party must obtain from KADAK a Product license for which payment of the full Product license fee is required.
2.	Distribute a DEVELOPED PRODUCT which permits a third party to access or use the Product. If a third party requires access to the functionality of the Product through your DEVELOPED PRODUCT, the third party must obtain from KADAK a Product license for which payment of the full Product license fee is required.

F.	LIMITED WARRANTY
1.	NO WARRANTY OF THE PRODUCT IS PROVIDED EXCEPT AS STIPULATED HEREIN. THE PRODUCT IS PROVIDED “AS IS” WITHOUT ANY WARRANTY OR CONDITION, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE PRODUCT IS ASSUMED BY YOU. SHOULD THE PRODUCT PROVE DEFECTIVE, YOU (AND NOT KADAK) ASSUME THE ENTIRE COST OF ALL NECESSARY SERVICING, REPAIR OR CORRECTION.
Without limiting the above, KADAK does not warrant the operation of the Product will be uninterrupted or error free. KADAK assumes no responsibility for the ability of the Product to achieve your intended results or for the copying, installation, use and results obtained from the Product.
2.	KADAK warrants the media upon which the Product is furnished to be free from defects in material and workmanship under normal use for a period of ninety days from the date of shipment of the Product to you. KADAK will replace such defective media upon its return to KADAK.
3.	Your exclusive remedy against KADAK and KADAK’s entire liability, regardless of how such liability arises, is limited to the replacement of the media in accordance with the limited media warranty. IN NO EVENT WILL KADAK BE LIABLE TO YOU FOR ANY DAMAGES INCLUDING, BUT NOT LIMITED TO, DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE, THE RESULTS OF YOUR USE, OR INABILITY TO USE THE PRODUCT EVEN IF KADAK HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
IN NO EVENT WILL KADAK BE LIABLE FOR ANY CLAIM, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, BY ANY OTHER PARTY, WHETHER THE CLAIM ARISES IN STATUTE, CONTRACT OR TORT.

G.	GENERAL
1.	This license is effective until terminated or assigned by you or until terminated by KADAK if you fail to comply with the terms and conditions of this license. All obligations of confidence will continue regardless of any assignment or termination of this license.
2.	This license shall be governed by the laws of the Province of British Columbia, Canada. This license is the entire agreement between the parties and supercedes any agreements or understandings or communications, whether written or oral, between KADAK and you relating to the subject matter of this license

AMX	October 1, 1994	Order Form

Target Class	Serial Number	Product	on 3 1/2” disks in MS-DOS format	Part Number	Quantity	Unit Price	Price ($US)
		AMX 68000 v3		PN 532-1	1	3600	3600.–
PN
PN
PN
PN
PN
KADAK Use Only		Additional Reference Manuals		PN -9	x	$ US	=
				PN -9	x	$ US	=
				PN -9	x	$ US	=

Payment	Shipping

Orders must be prepaid by credit card, wire transfer, money order or by check drawn against a US branch of any bank. Credit card charges will be calculated at current Canadian exchange rates. Purchase Orders will be accepted only from US corporations approved by KADAK. All prices are in US dollars, FOB Vancouver, B.C., Canada	All products are shipped by first class air mail unless otherwise instructed.	Subtotal
	Prices quoted are for one 3.5 kg (7.7 lb) package.	Shipping > 25.- Total $ 3625.-
International—call for price

☐ Check ☐ Wire Transfer ☐ VISA ☐ Money Order ☐ MasterCard ☐ Purchase Order (PO) Card # or PO # Credit Card Expiry Date Card Holder’s Name	Ship to USA By Price Air mail $25 US ☒ UPS Air (1 day) $60 US ☐ Federal Express (1 day) $75 US ☐ Other call ☐	All prices and product specifications are subject to change without notice.

Licensed Site	Phone (415) 949-9560	Authorization
	Fax (415) 949-0147	KADAK software products include source and object code which must be licensed for use. Your authorized acceptance of the license terms is required prior to product shipment.
Technical
Contact Ron Marianetti (please type or print)

Company Palm Computing Inc. (full name)		Number of developed products ☒ one Number of work stations ☒ unlimited

Street Address 4410 El Camino Real, Suite 108 (PO Box not acceptable)		I HAVE READ AND AGREE TO THE ATTACHED KADAK SOFTWARE LICENSE AGREEMENT (form SLAG-7 10/01/94).
Signature /s/ MONTY BOYER
City Los Altos Prov/State CA Postal Code 94022 Country USA		Name Monty Boyer (please type or print)
Title Dir. Sw Dev Date 12/9/94

Ship To ☒ same as Licensed Site Name Phone ( ) (please print or type) Company Address City Prov/State Postal Code Country	KADAK Use Only Received Customer # Shipped AMX, InSight and AMX/PS are trademarks of KDAK Products Ltd Printed in Canada
Send To: KADAK Products Ltd. 206 - 1847 West Broadway Ave. Vancouver, B.C., Canada V6J 1Y5 Phone: (604) 734-2796 Fax: (604) 734-8114

KADAK Products Ltd.	Software License Assignment

1.	KADAK Products Ltd. (“KADAK”)
206 - 1847 West Broadway Avenue
Vancouver, B.C., Canada
V6J 1Y5

has licensed the following KADAK software products (the “Product”)

Part	Description
PN532-1 / 1875	AMX 68000 v.3 Software Package

for use by Palm Computing, Inc. (the “Licensee”)

according to the terms of the KADAK Software License Agreement (the “Agreement”)

dated December 9, 1994 .

2.	In accordance with the Agreement, the Licensee wishes to assign the license to Palm, Inc. (the “Third Party”).

3.	The KADAK Software License Agreement, signed by an authorized representative of the Third Party and identifying the new site at which the Product is to be used, is attached to and forms part of this Software License Assignment.

4.	The Licensee certifies that ALL copies of the Product and its documentation, in any form, excluding EXECUTABLE CODE already distributed within the terms of the Agreement, have been transferred to the Third Party.

KADAK PRODUCTS LTD.		LICENSEE

Name:	DOUGLAS W. SEYMOUR	Name:	MARK BEROW
Title:	General Manager	Title:	Vice President
Signature:	/s/ DOUGLAS W. SEYMOUR	Signature:	/s/ MARK BEROW
Date:	February 25, 2000	Date:	5/2/00